PROSPECTUS
                        PHL VARIABLE ACCUMULATION ACCOUNT

                     Variable Accumulation Annuity Contract
                                    issued by

                         PHL VARIABLE INSURANCE COMPANY
                          VARIABLE PRODUCTS OPERATIONS
                                101 MUNSON STREET
                                  P.O. BOX 942
                      GREENFIELD, MASSACHUSETTS 01302-0942
                            TELEPHONE: (800) 447-4312
              For Tax Qualified and Non-Tax Qualified Annuity Plans


   This Prospectus describes a deferred variable accumulation annuity contract ("Contract") issued by PHL Variable Insurance Company ("PHL Variable"). The Contract provides for both an Accumulation Period and an Annuity Period. Premium payments under the Contract are flexible.

   Generally, a minimum initial purchase payment of $1,000 is required and each subsequent purchase payment must be at least $25. If the bank draft investment program ("check-o-matic" as described under "Purchase of Contracts") is elected, the minimum initial purchase payment required is $25. Generally, a Contract may not be purchased with respect to a proposed Annuitant who is eighty-one years of age or older.

   Purchase payments are allocated to one or more of the available Sub-accounts of the PHL Variable Accumulation Account (the "Account") and/or to the Guaranteed Interest Account (see Appendix A) as specified by the Contract Owner in the application for the Contract. The Account is divided into Sub-accounts, each of which invests in a corresponding series of The Phoenix Edge Series Fund or Wanger Advisors Trust (the "Funds").

   You may surrender a Contract for any reason within 10 days after its receipt and receive in cash the adjusted value of the initial purchase payment. You may receive more or less than the initial payment depending on investment experience within the Sub-account during the 10-day period, unless the Contract was issued with the Temporary Money Market Allocation Amendment, in which case your initial purchase payment is refunded. If the initial purchase payment, or any portion thereof, was allocated to the Guaranteed Interest Account, that payment (or portion) and any earned interest is refunded. (See "Free Look Period.")

   This Prospectus provides information a prospective investor should know before investing and should be kept for future reference. It is accompanied by current Prospectuses for the Funds. No offer is being made of a Contract funded by any Fund for which a current Prospectus has not been delivered.

   Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, credit union or affiliated entity and are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation (FDIC), Federal Reserve Board, or any other agency and involve investment risks including possible loss of principal.

   Additional information about the Contracts has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated July
31, 1995, which is incorporated herein by reference. The Statement of Additional Information, the table of contents of which is set forth in this Prospectus, is available without charge upon request by writing or telephoning PHL Variable at the address or telephone number set forth above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



JULY 31, 1995
as Supplemented January 29, 1996

                                TABLE OF CONTENTS

Heading                               Page
------------------------------------------
SPECIAL TERMS.........................   3
SUMMARY OF EXPENSES...................   4
FINANCIAL HIGHLIGHTS.................    5
PERFORMANCE HISTORY..................    5
SUMMARY..............................    6
THE VARIABLE ACCUMULATION ANNUITY....    8
PHL VARIABLE INSURANCE COMPANY AND THE PHL
  VARIABLE ACCUMULATION ACCOUNT......    9
THE PHOENIX EDGE SERIES FUND.........    9
WANGER ADVISORS TRUST................    9
PURCHASE OF CONTRACTS.................  10
DEDUCTIONS AND CHARGES................  10
  Premium Tax.........................  10
  Sales Charges.......................  10
  Charges for Mortality and Expense
   Risks                                11
  Charges for Administrative Services.  11
  Other Charges.......................  11
THE ACCUMULATION PERIOD...............  12
  Accumulation Units..................  12
  Accumulation Unit Values............  12
  Transfers ..........................  12
  Surrender of Contract; Partial
   Withdrawals........................  13
  Lapse of Contract...................  13
  Payment Upon Death Before Maturity
   Date ................................13
THE ANNUITY PERIOD ...................  14
  Variable Accumulation Annuity
   Contracts..........................  14
  Annuity Options ....................  14
  Option A--Life Annuity With Specified
   Period Certain ....................  14
  Option B--Non-Refund Life Annuity...  15
  Option D--Joint and Survivor Life
   Annuity ...........................  15
  Option E--Installment Refund Life
   Annuity ...........................  15
  Option F--Joint and Survivor Life
   Annuity with 10 Year Period Certain  15
  Option G--Payments for Specified
   Period ..............................15
  Option H--Payments of Specified Amount15
  Option I--Variable Payment Life
   Annuity with Ten Year Period Certain 15
  Option J--Joint Survivor Variable
  Payment Life Annuity with Ten Year
   Period Certain ....................  15
  Option K--Variable Payment Annuity
   for a Specified Period.............  15
  Option L--Variable Payment Life
   Expectancy Annuity ...................15
  Option M--Unit Refund  Variable
   Payment Life Annuity .................15

Heading                                Page

  Option N--Variable Payment Non-Refund
   Life Annuity ......................  15
  Other Options and Rates.............  15
  Other Conditions....................  16
  Payment Upon Death After Maturity
   Date ..............................  16
VARIABLE ACCOUNT VALUATION PROCEDURES.  16
MISCELLANEOUS PROVISIONS..............  16
  Assignment..........................  16
  Deferment of Payment ...............  16
  Free Look Period....................  17
  Amendments to Contracts.............  17
  Substitution of Fund Shares.........  17
  Ownership of the Contract...........  17
FEDERAL INCOME TAXES..................  17
  Introduction........................  17
  Tax Status..........................  17
  Taxation of Annuities in General--
   Non-Qualified Plans ................ 17
    Surrenders or Withdrawals Prior to
     the Contract Maturity Date.......  18
    Surrenders or Withdrawals on or
     after the Contract Maturity Date.  18
    Penalty Tax on Certain Surrenders
     and Withdrawals .................. 18
  Additional Considerations...........  18
  Diversification Standards ..........  19
  Qualified Plans.....................  20
    Tax Sheltered Annuities ..........  20
    Keogh Plans.......................  20
    Individual Retirement Accounts....  20
    Corporate Pension and Profit-
     Sharing Plans .....................20
    Deferred Compensation Plans with
     Respect to Service for State and
     Local Governments and
     Tax-Exempt Organizations.........  21
    Seek Tax Advice...................  21
SALES OF VARIABLE ACCUMULATION
  CONTRACTS ........................... 21
STATE REGULATION .....................  21
REPORTS ..............................  21
VOTING RIGHTS ........................  21
TEXAS OPTIONAL RETIREMENT PROGRAM ....  22
LITIGATION ...........................  22
LEGAL MATTERS ........................  22
STATEMENT OF ADDITIONAL INFORMATION...  22
APPENDIX A ...........................  23
APPENDIX B ...........................  24

SPECIAL TERMS

   As used in this Prospectus, the following terms have the indicated meanings:

ACCOUNT: PHL Variable Accumulation Account.

ACCUMULATION UNIT: A standard of measurement with respect to each Sub-account used in determining the value of a Contract and the interest in the Sub-accounts prior to the commencement of annuity payments.

ACCUMULATION VALUE: The value of a Contract on or prior to its Maturity Date, equal to the sum of the products obtained by multiplying the number of Accumulation Units in each Sub-account then credited to the Contract by the appropriate Accumulation Unit Value.

ANNUITANT: The person whose life is used as the measuring life under the Contract. The primary Annuitant as shown on the Contract's Schedule Page while the primary Annuitant is living, and then the contingent Annuitant designated on the application for the Contract or as later changed by the Owner, if the contingent Annuitant is living at the death of the primary Annuitant.

ANNUITY OPTION: The provisions under which a series of annuity payments is made to the Annuitant or other payee, such as Life Annuity with Ten Years Certain. (See "Annuity Options".)

ANNUITY UNIT: A standard of measurement used in determining the amount of each variable income payment under the variable payment Annuity Options I, J, K, M and N.

CONTRACT: The deferred variable accumulation annuity contract described in this Prospectus.

CONTRACT VALUE: Prior to the Maturity Date, the sum of the value under a Contract of all Accumulation Units held in the Sub-accounts of the Account and the value held in the Guaranteed Interest Account.

FIXED PAYMENT ANNUITY: A benefit providing periodic payments of a fixed dollar amount throughout the Annuity Period that does not vary with or reflect the investment performance of any Sub-account.

THE FUNDS: The Phoenix Edge Series Fund and the Wanger Advisors Trust.

GUARANTEED INTEREST ACCOUNT (GIA): An allocation option under which premium amounts are guaranteed to earn a fixed rate of interest. Excess interest may also be credited, in the sole discretion of PHL Variable Insurance Company.

ISSUE DATE: The date that the initial purchase payment is invested under a Contract.

MATURITY DATE: The date elected by the Owner pursuant to the Contract as of which annuity payments will commence. The Maturity Date shall be no earlier than the fifth Contract anniversary and no later than the Annuitant's 95th birthday. The election is subject to certain conditions described in "THE ANNUITY PERIOD."

MINIMUM INITIAL PURCHASE PAYMENT: The amount which must be paid when a Contract is purchased. Minimum initial purchase payments of $1,000, $25, $25, and $1,000 annually are required for non-qualified, IRA, bank draft program, and qualified plan contracts respectively.

MINIMUM SUBSEQUENT PAYMENT: The amount which must be paid when any subsequent payments are made, after the minimum initial purchase payment has been made (see above). The minimum subsequent payment for all Contracts is $25.

OWNER: The person or entity, usually the one to whom the Contract is issued, who has the sole right to exercise all rights and privileges under the Contract except as otherwise provided in the Contract. The Owner may be the Annuitant, an employer, a trust or any other individual or entity specified in the application for the Contract. However, under Contracts used with certain tax qualified plans, the Owner must be the Annuitant. A husband and wife may be designated as joint owners, and if such a joint owner dies, the other joint owner becomes the sole Owner of the Contract. If no Owner is named, the Annuitant will be the Owner.

PAYMENT UPON DEATH: The obligation of PHL Variable under a Contract to make a payment on the death of the Owner or Annuitant at any time before the Maturity Date of a Contract (see "Payment Upon Death Before Maturity Date") or after the Maturity Date of a Contract (see "Payment Upon Death After Maturity Date").

PHL VARIABLE: PHL Variable Insurance Company.

VARIABLE PAYMENT ANNUITY: An annuity providing payments that vary in amount after the first payment is made, in accordance with the investment experience of the selected Sub-accounts.

VARIABLE PRODUCTS OPERATIONS: The Variable Products Operations Division of PHL
 Variable Insurance Company.

                               SUMMARY OF EXPENSES

CONTRACT OWNER TRANSACTION EXPENSES                        ALL SUB-ACCOUNTS
-----------------------------------                        ----------------
Sales Load Imposed on Purchases                                  None
Deferred Sales Load
(as a percentage of amount surrendered)*:
    Age of Deposit in Complete Years 0-1................          7%
    Age of Deposit in Complete Years 1-2................          6%
    Age of Deposit in Complete Years 2-3................          5%
    Age of Deposit in Complete Years 3-4................          4%
    Age of Deposit in Complete Years 4-5................          3%
    Age of Deposit in Complete Years 5-6................          2%
    Age of Deposit in Complete Years 6-7................          1%
    Age of Deposit in Complete Years 7 and thereafter...         None
Exchange Fee
    Current Fee.........................................         None
    Maximum Allowable Charge Per Exchange:..............         $10
ANNUAL CONTRACT FEE
    Currently...........................................         $35
    Maximum.............................................         $35
SEPARATE ACCOUNT EXPENSES
(as a percentage of average account value)
    Mortality and Expense Risk Fees.....................        1.25%
    Account Fees and Expenses
     Daily Administrative Fee...........................        0.125%
    Total Separate Account Annual Expenses..............        1.375%


                                                                                                             Wanger       Wanger
                                                 Total     Money                         Real     Strategic U.S.Small  Int'l Small
Sub-Accounts                   Growth    Bond    Return    Market  Int'l     Balanced   Estate***  Theme+   Cap***       Cap***
------------                   ------    ----    ------    ------  -----     --------   -------   -----     -------     -----
FUND ANNUAL EXPENSES
(as a percentage of fund average net assets)
   Investment Management Fee    .65%     .50%     .60%     .40%     .75%      .55%      .75%        .75%         .98%      1.27%
   Other Operating Expenses
   (After Expense
    Reimbursement)**            .15%     .15%     .15%     .15%     .35%      .15%      .25%        .25%         .17%       .27%
Total Fund Annual Expenses.     .80%     .65%     .75%     .55%    1.10%      .70%     1.00%       1.00%        1.15%      1.54%
Example
If you surrender your Contract at the end of the applicable time period:
  You would pay the following expenses on a $1,000 investment assuming 5% annual return on assets:
     1 year................     $ 79    $ 78     $ 79     $ 77     $ 82      $ 78      $ 81         $81         $ 83        $ 86
     3 years...............      112     108      111      105      121       109       118         118          122         133
     5 years...............      145     138      143      133      160       141       155         155          163         181
     10 years..............      266     251      261      241      296       256       286         286          301         339
If you annuitize your Contract at the end of the applicable time period:
  You would pay the following expenses on a $1,000 investment assuming 5% annual return on assets:
     1 year................    $ 79    $ 78      $ 79     $ 77     $ 82      $ 78      $ 81         $81         $ 83        $ 86
     3 years...............     112     108       111      105      121       109       118         118          122         133
     5 years...............     125     117       122      112      140       120       135         135          142         162
     10 years..............     266     251       261      241      296       256       286         286          301         339
If you do not surrender your Contract: You would pay the following expenses on a
  $1,000 investment assuming 5% annual return on assets:
     1 year................    $ 24    $ 22    $ 23      $ 21      $ 27      $ 23      $ 26         $26         $ 27        $ 31
     3 years...............      73      69      72        66        82        70        79          79           84          95
     5 years...............     125     117     122       112       140       120       135         135          142         162
     10 years..............     266     251     261       241       296       256       286         286          301         339

    * A sales charge is taken from the proceeds when a Contract is surrendered or when an amount is withdrawn, if assets have not been held under the Contract for a certain period of time. If a surrender or withdrawal is made during the first Contract year, a sales charge will apply to the total amount withdrawn. After the first year, 10% of the Contract Value at the last anniversary may be withdrawn each year free of sales charge. (See "Deductions and Charges--Sales Charges".)

    **Each Series pays a portion or all of its total operating expenses other than the management fee. The Growth, Bond, Total Return, Money Market and Balanced Series will pay up to .15%; the International Series will pay up to
 .40%; the Real Estate and Strategic Theme Series will pay up to .25%; the Wanger U.S. Small Cap Series will pay up to .17%; and the Wanger International Small
Cap Series will pay up to .27%. Absent expense reimbursement these listed Series would have paid (or would be expected to pay) .80%, .72%, .75%, .58%, .70%, 1.10%, 1.00%, 1.00%, 1.15% and 1.54% in total operating expenses respectively.

   ***The inclusion of this Sub-account began on May 1, 1995. Accordingly, annualized expenses have been projected for the fiscal period ending December 31, 1995.


   +The inclusion of this Sub-account began on January 29, 1996. Accordingly, annualized expenses have been projected for the fiscal period ending December 31, 1996.
                                               4

   The purpose of the table set forth above is to assist the Contract Owner in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. The table reflects expenses of the Account as well as the Funds. (See "Deductions and Charges" in this Prospectus and in the Fund Prospectuses)

   Premium taxes, which are not reflected in the table above, may apply. Any premium or other taxes levied by any governmental entity with respect to the Contract will be charged against the Contract Values based on a percentage of premiums paid. Premium taxes are currently imposed by certain states on the Contracts and range from 0% to 3.5% of premiums paid. (See "Deductions and Charges--Premium Tax".)

   The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. The $35 annual administrative charge is reflected in the Example as $1.75 since the average Contract account size is greater than $1,000 and the expense effect is reduced accordingly. (See "Deductions and Charges").

                        PHL VARIABLE ACCUMULATION ACCOUNT

                              FINANCIAL HIGHLIGHTS
                            ACCUMULATION UNIT VALUES

(Selected data for an Accumulation Unit Outstanding Throughout the Indicated
 Period)

The Sub-accounts commenced operations as of the date of this Prospectus; therefore, data for these Sub-accounts is not yet available.

PERFORMANCE HISTORY

   From time to time the Account may include the performance history of any or all Sub-accounts in advertisements, sales literature or reports. Performance information may be expressed as yield and effective yield of the Money Market Sub-account, as yield of the Bond Sub-account and as total return of any Sub-account. For the Bond Sub-account, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing the net investment income by the maximum offering price per unit on the last day of the period.

   When a Sub-account advertises its total return, it will usually be calculated for one year, five years, and ten years or since inception if the Sub-account has not been in existence for at least ten years. Total return is measured by comparing the value of a hypothetical $1,000 investment in the Sub-account at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of all applicable Contract charges except for premium taxes (which vary by state) at the beginning of the relevant period.


   The Sub-accounts below are based on the actual performance of the underlying Funds and became available for investment on July 31, 1995 except for Strategic Theme, which became available on January 29, 1996. The standardized average annual total return quotations show the investment performance the Sub-accounts would have achieved (reduced by the applicable charges) had they been available to invest in shares of the Fund for the periods quoted.


                     Average Annual Total Return
                     For the Period Ended 12/31/94
              Commencement
              Date of Corre-
Sub account   sponding Fund   1 Year  5 Years  10 Years  Life of Fund
------------  ------------    ------  -------  --------  ------------
Bond......     1/1/83        (11.98)    6.68     8.57      8.30
Balanced..     5/1/92         (9.50)     N/A      N/A      2.15
Total Return   9/17/84        (8.17)    8.57    11.28     10.71
Growth....     1/1/83         (5.49)   12.63    15.52     16.16
International  5/1/90         (6.80)     N/A      N/A      4.03

Annual Total Return*
--------------------
                                    Total
    Year       Bond     Balanced   Return    Growth International
    ---        ----     --------   ------    ------ -------------
1983.......    4.56       N/A        N/A     31.10     N/A
1984.......    9.82       N/A       (1.51)    9.16     N/A
1985.......   18.97       N/A       25.61    33.09     N/A
1986.......   17.67       N/A       14.11    18.83     N/A
1987.......   (0.30)      N/A       11.02     5.47     N/A
1988.......    8.98       N/A        0.94     2.50     N/A
1989.......    6.76       N/A       18.28    34.35     N/A
1990.......    3.78       N/A        4.32     2.62    (8.98)
1991.......   17.96       N/A       27.56    40.81    18.11
1992.......    8.58       8.43       9.15     8.79   (14.03)
1993.......   14.35       7.13       9.50    18.08    36.59
1994.......   (6.78)     (4.17)     (2.75)    0.08    (1.31)

* Sales charges have not been deducted from the Annual Total Returns

THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE
OF FUTURE PERFORMANCE

   Current yield for the Money Market Sub-account is based upon the income earned by the Sub-account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-account Units and thus compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges on the Account level including the annual administrative fee.

   Yield calculations of the Money Market Sub-account used for illustration purposes are based on the consideration of a hypothetical participant's account having a balance of exactly one Unit at the beginning of a seven day period, which period will end on the date of the most recent financial statements. The yield for the Sub-account during this seven day period will be the change in the value of the hypothetical participant's account's original Unit. The Money Market Sub-account became available for investment on July 31, 1995. The yield quotation below is based on the actual yield of the underlying Fund based on a seven day period ending December 31, 1994.

Example:
Value of hypothetical pre-existing account with exactly one unit at the
beginning of the period:                                1.000000

Value of the same account (excluding capital changes)
at the end of the seven day period:                     1.000774
Calculation:

  Ending account value                                  1.000774
  Less beginning account value                          1.000000
  Net change in account value                           0.000774

Base period return:
  (adjusted change/beginning account value              0.000774
 Current yield = return x (365/7) =
4.03% Effective yield = [(1 + return)365/7] - 1 =          4.12%

   The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Account level.

   A Sub-account's performance may be compared to that of the Consumer Price Index or various unmanaged equity or bond indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, and the Europe Australia Far East Index, and may also be compared to the performance of the other variable life accounts as reported by services such as Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA") and Morningstar, Inc. or in other various publications. Lipper and CDA are widely recognized independent rating/ranking services. A Sub-account's performance may also be compared to that of other investment or savings vehicles.

   The Fund's Annual Report, available upon request and without charge, contains a discussion of the performance of the Fund and a comparison of that performance to a securities market index.

SUMMARY

   The individual deferred accumulation annuity contract ("Contract") described in this Prospectus presents a dynamic concept in retirement planning designed to give you maximum flexibility in attaining your investment goals. There are no deductions from your purchase payments so that your entire payment is put to work in the investment portfolio(s) of your choice. Currently, the PHL Variable Accumulation Account ("Account") consists of several Sub-accounts, which invest their assets in specified Series of The Phoenix Edge Series Fund and the Wanger Advisors Trust (the "Funds"). Each Series has a distinct investment objective. You choose the Sub-accounts you wish to invest in among the available Sub-accounts and/or the Guaranteed Interest Account when you make your purchase payments under the Contracts. You may also transfer amounts held under the Contracts among the available Sub-accounts and/or the Guaranteed Interest Account. When the accumulation period ends, the then Contract Value will be applied to furnish a Variable Payment Annuity unless a Fixed Payment Annuity is elected. If a Fixed Payment Annuity is elected, payments will, thereafter, be fixed and guaranteed by PHL Variable Insurance Company.

   The Contracts are eligible for purchase as non-tax qualified retirement plans by individuals. The Contracts are also eligible for use in connection with (1) pension or profit-sharing plans qualified under the Self-Employed Individuals Tax Retirement Act of 1962, known as "HR 10" or "Keogh" plans, (2) pension or profit-sharing plans qualified under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), known as "corporate plans," (3) annuity purchase plans adopted under the provisions of Section 403(b) of the Code by public school systems and certain other tax-exempt organizations (TSA),
(4) individual retirement account plans satisfying the requirements of Section 408 of the Code (IRA), and (5) government plans and deferred compensation plans maintained by a state or political subdivision thereof under Section 457 of the Code. These plans are sometimes referred to in this Prospectus as "tax qualified plans."

How are payments made under the Contracts?

   A Contract Owner may make payments at any time until the Maturity Date selected by the Owner pursuant to the terms of the Contract. The payments purchase Accumulation Units of the Sub-account(s) and/or are deposited in the Guaranteed Interest Account, as chosen by the Owner. (See "PURCHASE OF CON-TRACTS" and "THE ACCUMULATION PERIOD".)

Is there a guaranteed option?

   Yes. A Contract Owner may elect to have payments allocated to the Guaranteed Interest Account. Amounts allocated to the GIA earn a fixed rate of interest and PHL Variable may also, in its sole discretion, credit excess interest. (See Appendix A.)

What are the investment objectives of the Series of the Funds?

The Phoenix Edge Series Fund

   The investment objective of the Bond Series is to seek long-term total return by investing in a diversified portfolio of high yield (high risk) and high quality fixed income securities.

   The investment objective of the Money Market Series is to provide maximum current income consistent with capital preservation and liquidity. The Money Market Series will invest exclusively in high quality money market instruments.

   The investment objective of the Growth Series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Growth Series will invest principally in common stocks of corporations believed by management to offer growth potential.

   The investment objective of the Total Return Series is to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk. The Total Return Series will invest in stocks, bonds and money market instruments in accordance with the Investment Adviser's appraisal of investments most likely to achieve the highest total rate of return.

   The investment objective of the International Series is to seek a high total return consistent with reasonable risk. The International Series intends to invest primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions.

   The investment objective of the Balanced Series is to seek reasonable income, long-term capital growth and conservation of capital. The Balanced Series intends to invest based on combined considerations of risk, income, capital enhancement and protection of capital value.

   The investment objective of the Real Estate Series is to seek capital appreciation and income with approximately equal emphasis. It intends under normal circumstances to invest in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.


   The investment objective of the Strategic Theme Series is to seek long-term appreciation of capital. This Series seeks to identify securities benefiting from long-term trends present in the U.S. and abroad. The Series intends to invest primarily in common stocks believed by the Adviser to have substantial potential for capital growth. Since many trends may be early in their development and no history growth patterns are available, securities owned may present a high degree of risk.


Wanger Advisors Trust

   The investment objective of the Wanger U.S. Small Cap Series ("U.S. Small Cap Series") is to provide long-term growth. The U.S. Small Cap will invest primarily in securities of U.S. companies with total common stock market capitalization of less than $1 billion.

   The investment objective of the Wanger International Small Cap Series ("International Small Cap Series") is to provide long-term growth. The International Small Cap will invest primarily in securities of non-U.S. companies with total common stock market capitalization of less than $1 billion.

   For additional information concerning the Funds, see the accompanying Fund Prospectuses, which should be read carefully before investing.

What sales costs are charged to purchase payments under the Contracts?

   No deductions are made from purchase payments. A deduction for sales charges may be taken from the proceeds when a Contract is surrendered or when an amount is withdrawn, if assets have not been held under the Contract for a certain period of time. However, no deduction for sales charges will be taken after the Annuity Period has begun, unless unscheduled withdrawals are made under Annuity Options K or L. If a sales charge is imposed, it is imposed on a first-in, first-out basis.

   If a withdrawal or surrender is made during the first year that a Contract is in existence, a sales charge will apply to the total amount that is withdrawn. After the first year, 10% of the value of the Contract at the last anniversary may be withdrawn each year free of sales charge. A deduction for sales charges expressed as a percent age of the amount withdrawn in excess of the 10% allowable amount is as follows:




Age of Deposit in
Complete Years:               0     1     2    3    4     5    6    7 and over
Sales Charge to be Applied    7%    6%    5%   4%   3%    2%   1%   0%

   In the event that the Annuitant dies before the date that annuity payments will commence, no sales charge will be imposed.

   The total deferred sales charges on a Contract will never exceed 9% of the total purchase payments (see "Sales Charges").

What fees are charged to the Account?

   There is a mortality and expense risk fee and a daily administrative fee and an annual administrative charge assessed against the Account. The mortality and expense risk fee is 1.25% (approximately 0.40% for mortality risks and approximately 0.85% for expense risks). The daily administrative fee is equal to 0.125% on an annual basis.

   The mortality and expense risk fee and the daily administrative fee are deducted from the aggregate average daily accumulated values of the Sub-accounts but are not deducted from values held in the Guaranteed Interest Account.

   The Annual Administrative Charge is generally $35, and is deducted each year (or any part thereof) under each Contract. A reduced annual administrative charge may apply. This charge is deducted on the Contract Anniversary Date from each Sub-account and/or the Guaranteed Interest Account on a pro-rata basis, and is not subject to increase, but may be subject to decrease.

Are there any other charges or deductions?

   In most states, premium taxes are imposed when a Contract is annuitized rather than when premium payments are made by the Contract Owner. PHL Variable will reimburse itself on the date of a partial withdrawal, surrender of the Contract, Maturity Date or payment of death proceeds (see "Premium Tax"). For a more complete description of the fees chargeable to the Account, see "DEDUCTIONS AND CHARGES".

   In addition, certain charges are deducted from the assets of the Funds. For investment management services, each Series of a Fund pays the investment manager a separate monthly fee calculated on the basis of its average daily net assets during the year.


   Each Series pays a portion or all of its total operating expenses other than the management fee; the Growth, Bond, Total Return, Money Market and Balanced Series will pay up to .15%; the International will pay up to .40%; the Real Estate and Strategic Theme Series will pay up to .25%; the U.S. Small Cap Series will pay up to .17%; and the International Small Cap Series will pay up to .27% of its total net assets.


What are the minimum initial and subsequent purchase payments?

   For non-tax qualified plans and IRA's, the following minimum purchase payments apply (unless investments are made pursuant to a bank draft investment program):

   Initial minimum per Contract:     $1,000
   Subsequent minimum per Contract:     $25

   For Contracts issued in connection with Individual Retirement Accounts or pursuant to a bank draft investment program, the following minimum purchase payments apply:

   Initial minimum per Contract:       $ 25
   Subsequent minimum per Contract:    $ 25

   For contracts issued under tax-qualified or employer sponsored plans other than individual retirement accounts, a minimum annual premium of $1,000 must be paid.

May I allocate my purchase payments among available options?

   Yes. You may choose the amount of each purchase payment to be directed to each Sub-account and/or to the Guaranteed Interest Account, provided that the minimum initial purchase payment requirements have been met (see "PURCHASE OF CONTRACTS").

May I transfer amounts allocated to a Sub-account or the Guaranteed Interest Account?

   Yes. You may transfer some or all of the Contract Value among one or more available Sub-accounts and/or the Guaranteed Interest Account provided that the minimum initial purchase payment requirements have been met. Also, if elected, the Temporary Money Market Allocation Amendment provides that no transfers may be made until the termination of the Free Look Period. PHL Variable may limit the number of transfers allowed during a Contract year, but in no event will the limit be less than six transfers per year (see "Transfers"). However, there are additional restrictions on transfers from the Guaranteed Interest Account as described in Appendix A.

Does the Contract provide for payment upon death?

   The Contract provides that if the Owner and the Annuitant are the same and the Owner/Annuitant dies before annuity payments begin and there is no surviving joint Owner, payment to the Owner/Annuitant's beneficiary will be made and no surrender charge will be imposed. The Contract also provides for payment upon death after the Contract Maturity Date (see "Payment Upon Death Before Maturity Date" and "Payment Upon Death After Maturity Date").

Is there a short-term cancellation right?

   An Owner may surrender a Contract for any reason within 10 days after its receipt and receive in cash the adjusted value of the initial purchase payment. The Owner may receive more or less than the initial payment depending on investment experience within the Sub-account during the 10-day period, unless the Contract is issued with a Temporary Money Market Allocation Amendment, in which case the initial purchase payment is refunded. If the initial purchase payment, or any portion thereof, was allocated to the Guaranteed Interest Account, that payment (or portion) and any earned interest is refunded (see "Free Look Period").

How will the annuity payments be determined on the maturing of a Contract?

   The Owner and Annuitant bear the risk of the investment performance during the Accumulation Period unless the Guaranteed Interest Account is selected. Once annuity payments commence, investment in the Account will continue and the Owner and Annuitant will continue to bear the risk of investment unless a Fixed Payment Annuity is elected. If a Fixed Payment Annuity is elected, payments will be fixed, and guaranteed by the general assets of PHL Variable. The fixed payment schedule is a part of the Contract and the Owner may also be given the opportunity to choose another annuity option available from PHL Variable at the maturity of the Contract. If the current practice settlement rates in effect for Contracts are more favorable than the applicable rates guaranteed under the Contract, the current rates shall be applied (see "The Annuity Period").

Can money be withdrawn from the Contract?

   If the Annuitant is living, amounts held under the Contract may be withdrawn in whole or in part prior to the Maturity Date, or after the Maturity Date under Annuity Options K or L. Certain limitations apply to Contracts held under 403(b) plans (see "Qualified Plans; Tax-Sheltered Annuities"). There may be a penalty assessed in connection with withdrawals (see "FEDERAL INCOME TAXES").

Can the Contract lapse?

   If on any Valuation Date the total Contract Value equals zero, or, the premium tax reimbursement due on a surrender or partial withdrawal is greater than or equal to the Contract Value, the Contract will immediately terminate and lapse without value.

   The foregoing summary information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus.

THE VARIABLE ACCUMULATION ANNUITY

   The individual deferred variable accumulation annuity contract (the "Contract") issued by PHL Variable may be significantly different from a fixed annuity contract in that, unless the Guaranteed Interest Account is selected, it is the Owner and Annuitant under a Contract who assume the risk of investment gain or loss rather than PHL Variable. To the extent that payments are not allocated to the Guaranteed Interest Account, the amounts which will be available for annuity payments under a Contract will depend on the investment performance of the amounts allocated to the Sub-accounts of the PHL Variable Accumulation Account (the "Account"). Upon the maturity of a Contract, the amounts held under a Contract will continue to be invested in the Account and monthly annuity payments will vary in accordance with the investment experience of the selected Sub-accounts. However, a fixed annuity may be elected, in which case PHL Variable will guarantee specified monthly annuity payments.


   The Owner selects the investment objective of each Contract on a continuing basis by directing the allocation of purchase payments and accumulated value among the Guaranteed Interest Account or the Bond Sub-account, Money Market Sub-account, Growth Sub-account, Total Return Sub-account, International Sub-account, Balanced Sub-account, Real Estate Sub-account, Strategic Theme Sub-account, U.S. Small Cap Sub-account and the International Small Cap Sub-account.


PHL VARIABLE AND THE PHL VARIABLE ACCUMULA-
TION ACCOUNT

   PHL Variable is a wholly-owned indirect subsidiary of Phoenix Home Life Mutual Insurance Company. Its Executive Office is at One American Row, Hartford, Connecticut 06115 and its main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. PHL Variable is a Connecticut stock company formed on April 24, 1981. On December 31, 1994 it had total assets of $10.5 million. PHL Variable sells variable annuity contracts through its own field force of agents and through brokers. Its operations are currently conducted in 34 states.

   On December 7, 1994, PHL Variable established the Account, a separate account created under the insurance laws of Connecticut. The Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and it meets the definition of a "separate account" under the 1940 Act. Registration under the 1940 Act does not involve supervision of the management or investment practices or policies of the Account or PHL Variable.

   Under Connecticut law, all income, gains or losses of the Account, whether realized or not, must be credited to or charged against the amounts placed in the Account without regard to the other income, gains and losses of PHL Variable. The assets of the Account may not be charged with liabilities arising out of any other business that PHL Variable may conduct. Obligations under the Contracts are obligations of PHL Variable.

   Contributions to the Guaranteed Interest Account are not invested in the Account; rather, they become part of the general account of PHL Variable (the "General Account"). The General Account supports all insurance and annuity obligations of PHL Variable and is made up of all of its general assets other than those allocated to any separate account such as the Account. For more complete information concerning the Guaranteed Interest Account, see Appendix A.

THE PHOENIX EDGE SERIES FUND

   Certain Sub-accounts of the Account invest in corresponding Series of The Phoenix Edge Series Fund. The investment adviser of all of the Series (except the Real Estate Sub-account) is Phoenix Investment Counsel, Inc. ("PIC"). The investment adviser of the Real Estate Series is Phoenix Realty Securities, Inc. ("PRS"). The fundamental investment objective of each of the Series of the Fund is as follows:

   (1) Bond Series: The investment objective of the Bond Series is to seek long-term total return by investing in a diversified portfolio of high yield (high risk) and high quality fixed income securities. For a discussion of the risks associated with investing in high yield bonds, please see the accompanying Fund prospectus.

   (2) Money Market Series: The investment objective of the Money Market Series is to provide maximum current income consistent with capital preservation and liquidity. The Money Market Series will invest exclusively in high quality money market instruments.

   (3) Growth Series: The investment objective of the Growth Series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Growth Series will invest principally in common stocks of corporations believed by management to offer growth potential.

   (4) Total Return Series: The investment objective of the Total Return Series is to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk. The Total Return Series will invest in stocks, bonds and money market instruments in accordance with the Investment Adviser's appraisal of investments most likely to achieve the highest total rate of return.

   (5) International Series: The International Series seeks as its investment objective a high total return consistent with reasonable risk. It intends to achieve its objective by investing primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions. Investments may be made for capital growth or for income or any combination thereof for the purpose of achieving a high overall return.

   (6) Balanced Series: The investment objective of the Balanced Series is to seek reasonable income, long-term capital growth and conservation of capital. The Balanced Series intends to invest based on combined considerations of risk, income, capital enhancement and protection of capital value.

   (7) Real Estate Series: The investment objective of the Real Estate Series is to seek capital appreciation and income with approximately equal emphasis. It intends under normal circumstances to invest in marketable securities of publicly traded real estate investment trust (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.


   (8) Strategic Theme Series: The investment objective of the Strategic Theme Series is to seek long-term appreciation of capital through investing in securities of companies that the adviser believes are particularly well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide.


WANGER ADVISORS TRUST

   The investment adviser of the U.S. Small Cap and International Small Cap Series is Wanger Asset Management, L.P. The fundamental investment objective of each of the Series is as follows:

   (1) U.S. Small Cap Series: The investment objective of the U.S. Small Cap Series is to provide long-term growth. The U.S. Small Cap will invest primarily in securities of U.S. companies with total common stock market capitalization of less than $1 billion.

   (2) International Small Cap Series: The investment objective of the International Small Cap Series is to provide long-term growth. The International Small Cap will invest primarily in securities of non-U.S. companies with total common stock market capitalization of less than $1 billion.

   Each Series will be subject to the market fluctuations and risks inherent in the ownership of any security and there can be no assurance that any Series' stated investment objective will be realized.

   Shares of the Funds may be sold to other separate accounts of PHL Variable or its affiliates or of other insurance companies funding variable annuity or variable life insurance contracts. It is conceivable that it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither PHL Variable nor the Funds currently foresee any such disadvantages either to variable annuity Contract Owners or to variable life insurance policyowners, the Funds' Trustees intend to monitor events in order to identify any material conflict between variable annuity Contract Owners and variable life insurance policyowners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, (3) changes in the investment management of any portfolio of a Fund, or (4) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity Contract Owners.

   For additional information concerning the Funds, please see the accompanying Fund Prospectuses, which should be read carefully before investing.

PURCHASE OF CONTRACTS

   The minimum initial purchase payment for each Contract purchased is $1,000. However, for contracts purchased in connection with Individual Retirement Accounts (IRAs), the minimum initial purchase payment is $25 and for contracts purchased in connection with tax-qualified or employer sponsored plans, a minimum annual payment of $1,000 is required. In addition, a Contract Owner may authorize his bank to draw $25 or more from his personal checking account monthly to purchase Units in any available Sub-account or in the Guaranteed Interest Account. The amount the Contract Owner designates will be automatically invested on the date the bank draws on his account. If this "check-o-matic" privilege is elected, the minimum initial purchase payment is $25. This payment must accompany the application. Each subsequent purchase payment under a Contract must be at least $25.

   Generally, a Contract may not be purchased with respect to a proposed Annuitant who is eighty-one years of age or older. Total purchase payments in excess of $1,000,000 cannot be made without the permission of PHL Variable. While the Annuitant is living and the Contract is in force, purchase payments may be resumed at any time before the Maturity Date of a Contract.

   Purchase payments received under the Contracts will be allocated to any Sub-account or to the Guaranteed Interest Account, or a combination thereof, in the proportion specified in the application for the Contract or as indicated by the Owner from time to time. Changes in the allocation of purchase payments will be effective as of receipt by Variable Products Operations of notice of election in a form satisfactory to PHL Variable and will apply to any purchase payments accompanying such notice or made subsequent to the receipt of the notice, unless otherwise requested by the Contract Owner.

DEDUCTIONS AND CHARGES

Premium Tax

   Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, the status of PHL Variable within those states and the insurance tax laws of those states. PHL Variable will pay any premium tax due and will only reimburse itself upon the earlier of partial withdrawal, surrender of the Contract, Maturity Date or payment of death proceeds. For a list of states and premium taxes, see Appendix B to this Prospectus.

Sales Charges

   A deduction for sales charges (also referred to in this Prospectus as surrender charges) for these Contracts may be taken from proceeds of withdrawals from, or complete surrender of, the Contracts if assets are not held under the Contract for a certain period of time (see chart below). No sales charge will be taken after the Annuity Period has begun except with respect to unscheduled withdrawals under Annuity Option K or L below (see "Annuity Options"). Any sales charge is imposed on a first-in, first-out basis.

   With respect to withdrawals or surrenders, during the first year a Contract is in existence, the deduction applies against the total amount withdrawn. After the first anniversary of the Contract, a withdrawal of up to 10% of the amount held under a Contract as of the previous Contract anniversary may be made each year without imposition of a sales charge. The deduction for sales charges, expressed as a percentage of the amount redeemed in excess of the 10% allowable amount, is as follows:



  Age of Deposit in          Contingent Deferred
 Complete Years from          Sales Charge as a
  Payment Date Unit         Percentage of Amount
Released was Credited             Withdrawn
---------------------        ------------------
          0                          7%
          1                          6%
          2                          5%
          3                          4%
          4                          3%
          5                          2%
          6                          1%
     7 and over                      0%

   In the event that the Annuitant dies before the Maturity Date of the Contract, the sales charge described in the table above will not apply.

   The total deferred sales charges on a Contract will never exceed 9% of the total purchase payments, and the applicable level of sales charge cannot be changed with respect to outstanding Contracts. Sales charges imposed in connection with partial surrenders will be deducted from the Sub-accounts and the Guaranteed Interest Account on a pro-rata basis. Any distribution costs not paid for by sales charges will be paid by PHL Variable from the assets of the General Account.

Charges For Mortality and Expense Risks

   While fixed annuity payments to Annuitants will reflect the investment performance of the applicable Series of the Funds during the Accumulation Period, the amount of such payments will not be decreased because of adverse mortality experience of Annuitants as a class or because of an increase in actual expenses of PHL Variable over the expense charges provided for in the Contracts. PHL Variable assumes the risk that Annuitants as a class may live longer than expected (necessitating a greater number of annuity payments) and that its expenses may be higher than the deductions for such expenses.

   In assuming the mortality risk, PHL Variable agrees to continue life annuity payments, determined in accordance with the annuity tables and other provisions of the Contract, to the Annuitant or other payee for as long as he or she may live.

   PHL Variable charges each Sub-account the daily equivalent of 1.25% on an annual basis of the current value of the Sub-account's net assets for mortality and expense risks assumed. (See the Contract's Schedule Pages). No mortality and expense risk charge is deducted from the Guaranteed Interest Account. If the percentage charges prove insufficient to cover actual insurance underwriting costs and excess administrative costs, then the loss will be borne by PHL Variable; conversely, if the amount deducted proves more than sufficient, the excess will be a profit to PHL Variable. Any such profit may be used, as a part of PHL Variable's General Account's assets, to meet sales expenses, if any, which are in excess of sales commission revenue generated from any sales charges. PHL Variable has concluded that there is a reasonable likelihood that the distribution financing arrangement being used in connection with the Contracts will benefit the Account and the Contract Owners.

Charges For Administrative Services

   PHL Variable is responsible for administering the Contract. In this connection, PHL Variable, among other things, maintains an account for each Owner and Annuitant, makes all disbursements of benefits, furnishes administrative and clerical services for each Contract, makes disbursements to pay obligations chargeable to the Account, maintains the accounts, records, and other documents relating to the business of the Account required by regulatory authorities, causes the maintenance of the registration and qualification of the Account under laws administered by the Securities and Exchange Commission, prepares and distributes notices and reports to Owners, and the like. PHL Variable also reimburses Phoenix Equity Planning Corporation for any expenses incurred by it as "principal underwriter." All organizational expenses of the Account are paid by PHL Variable.

   To cover its fixed cost of administration, such as preparation of billings and statements of account, PHL Variable charges each Contract $35 each year prior to the Contract's Maturity Date. A reduced charge may apply. For Contracts issued under a tax-qualified plan other than an IRA, a reduced annual administrative charge of $15 may apply. For Contracts with a Contract Value of at least $50,000 there is no annual administrative charge. This cost-based charge is deducted from each Sub-account and/or the Guaranteed Interest Account holding the assets of the Owner or on a pro-rata basis from two or more Sub-accounts or the Guaranteed Interest Account in relation to their values under the Contract, and is not subject to increase but may be subject to decrease. This charge is deducted on the Contract anniversary date for services rendered since the preceding Contract anniversary date. Upon surrender of a Contract, the entire annual administrative charge of $35 is deducted regardless of when the surrender occurs.

   PHL Variable also charges each Sub-account available through a Contract the daily equivalent of 0.125% on an annual basis of the accumulated value of the Sub-account to cover its variable costs of administration, such as printing and distribution of Contract Owner meetings. This cost-based fee is not deducted from the Guaranteed Interest Account.

   PHL Variable may reduce the annual administrative charges for Contracts issued under group or sponsored arrangements such as Internal Revenue Code
Section 403(b) or 457 Plans. Generally, administrative costs per Contract vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain characteristics of its members, the purposes for which the Contracts are purchased and other factors. The amounts of reductions will be considered on a case-by-case basis but will be applied in a uniform, nondiscriminatory manner that reflects the reduced administrative costs expected as a result of sales to a particular group or sponsored arrangement.

   No sales or annual administrative charges will be deducted for Contracts sold to registered representatives of the principal under writer or to officers, directors and employees of PHL Variable or its affiliates and their spouses; or to employees or agents who retire from PHL Variable or its affiliates or Phoenix Equity Planning Corporation, or its affiliates or to registered representatives of broker/dealers with whom Phoenix Equity Planning Corporation has selling agreements, regardless as to their state of residence.

Other Charges

   As compensation for investment management services, the Advisers are entitled to a fee, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each Series as summarized in the table below



                            Phoenix Investment Counsel, Inc.
                            --------------------------------
                         Rate for First   Rate for Next   Rate for Excess Over
Series                    $250,000,000    $250,000,000       $500,000,000
------                   ------------      -------------   -------------------
Money Market......            .40%              .35%              .30%
Bond..............            .50%              .45%              .40%
Balanced..........            .55%              .50%              .45%
Total Return......            .60%              .55%              .50%
Growth............            .70%              .65%              .60%
International                 .75%              .70%              .65%
Strategic Theme...            .75%              .70%              .65%

                               Phoenix Realty Securities, Inc.
                               -------------------------------
                 Rate for First      Rate for Next     Rate for Excess Over
Series           $1,000,000,000     $1,000,000,000       $2,000,000,000
------           --------------     --------------    --------------------
Real Estate....      .75%               .70%                 .65%

                             Wanger Asset Management, L.P.
                             -----------------------------
                   Rate for First     Rate for Next      Rate for Excess
Series            $1,000,000,000     $1,000,000,00O     Over $2,000,000,000
------            --------------     --------------     -------------------
U.S. Small Cap..         .98%               .95%                 .90%
International
Small Cap.......        1.27%              1.20%                1.10%


   Each Series pays a portion or all of its total operating expenses other than the management fee; the Growth, Bond, Total Return, Money Market and Balanced Series will pay up to .15%; the International Series will pay up to .40%; the Real Estate and Strategic Theme Series will pay up to .25%; the U.S. Small Cap Series will pay up to .17%; and the International Small Cap Series will pay up to .27% of its total net assets.


   These Fund charges and other expenses are described more fully in the accompanying Fund prospectuses.

THE ACCUMULATION PERIOD

Accumulation Units

   Initial purchase payments will be applied within two days if the application for a Contract is complete. If an incomplete application is completed within five business days of receipt by Variable Products Operations, the initial purchase payment will be applied within two days of the completion of the application. In the event that Variable Products Operations does not accept the application within five business days or if an order form is not completed within five business days of receipt by Variable Products Operations, then the purchase payment will be immediately returned. If the Guaranteed Interest Account is chosen, additional purchase payments are deposited on the date of receipt of such purchase payment at Variable Products Operations. If one or more of the Sub-accounts is chosen, additional purchase payments are applied to the purchase of Accumulation Units of the Sub-account(s) chosen, at the value of such Units next determined after the receipt of such purchase payment at Variable Products Operations. The number of Accumulation Units of a Sub-account purchased with a specific purchase payment will be determined by dividing the applied purchase payment by the value of an Accumulation Unit in that Sub-account next determined after receipt of the purchase payment. The value of the Accumulation Units of a Sub-account will vary depending upon the investment performance of the applicable Series of the Fund, the fee of the Fund's investment adviser and the charges and deductions made against the Sub-account.

Accumulation Unit Values

   At any date prior to the Maturity Date of the Contract, the total value of the Accumulation Units in a Sub-account which has been credited under a Contract can be computed by multiplying the number of such Units by the appropriate value of an Accumulation Unit in effect for such date. The value of an Accumulation Unit on a day other than a Valuation Date is the value of the Accumulation Unit on the next Valuation Date. The number of Accumulation Units in each Sub-account credited under each Contract and their current value will be reported to the Owner at least annually.

Transfers

   A Contract Owner may, at any time but no later than 30 days prior to the Maturity Date of a Contract, elect to transfer all or any part of the Contract Value among one or more Sub-accounts or the Guaranteed Interest Account. Any such transfer from a Sub-account will result in the redemption of Accumulation Units and, if another Sub-account is selected, in the purchase of Accumulation Units on the basis of the respective values next determined after the receipt by Variable Products Operations of written notice of election in a form satisfactory to PHL Variable. A transfer among Sub-accounts or the Guaranteed Interest Account does not automatically change the payment allocation schedule of a contract.

   A Contract Owner may also request transfers and changes in payment allocations among available Sub-accounts or the Guaranteed Interest Account by calling 800-447-4312 between the hours of 8:30 A.M. and 4:00 P.M. Eastern Time. Unless the Contract Owner elects in writing not to authorize telephone transfers or allocation changes, telephone transfer orders and allocation changes will also be accepted on behalf of the Contract Owner from his or her registered representative. Telephone transfer instructions and change in payment allocation instructions will be recorded on tape; however, PHL Variable will not be able to verify the authenticity of any order received and will not be liable for any loss incurred as a result of acting upon telephone transfer or change in payment allocation instructions unless such loss results from the erroneous processing of a telephone instruction. These telephone privileges may be modified or terminated at any time and during times of extreme market volatility, may be difficult to exercise. In such cases a Contract Owner should submit a written request.

   A Contract Owner may also elect to transfer funds automatically among the Sub-accounts or the Guaranteed Interest Account on a monthly, quarterly, semi-annual or annual basis under the Systematic Transfer Program for Dollar Cost Averaging ("Systematic Transfer Program"). Under this Systematic Transfer Program, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semi-annually, or $300 annually. A Contract Owner must have an initial value of $2,000 in the Guaranteed Interest Account or the Sub-account that funds will be transferred from, and if the value in that Sub-account or the Guaranteed Interest Account drops below the elected transfer amount, the entire remaining balance will be transferred and no more systematic transfers will be processed. Funds may be transferred from only one Sub-Account or the Guaranteed Interest Account, but may be allocated to multiple Sub-accounts. Under the Systematic Transfer Program, Contract Owners may make multiple transfers of approximately equal amounts per Contract year from the Guaranteed Interest Account over a minimum 18 month period.

   All transfers under the Systematic Transfer Program will be executed on the basis of the respective values as of the first of the month rather than on the basis of the respective values next determined after receipt of the transfer request. If the first of the month falls on a holiday or weekend, then the transfer will be processed on the next succeeding business day.

   Unless PHL Variable agrees otherwise or the Systematic Transfer Program has been elected, a Contract Owner may make only one transfer per Contract year from the Guaranteed Interest Account. Non-systematic transfers from the Guaranteed Interest Account will be effectuated on the date of receipt by Variable Products Operations except as otherwise may be requested by the Contract Owner. For non-systematic transfers, the amount that may be transferred from the Guaranteed Interest Account at any one time cannot exceed the greater of $1,000 or 25% of the Contract Value in the Guaranteed Interest Account at the time of transfer.

   PHL Variable reserves the right not to accept transfer instructions from registered representatives acting under powers of attorney for multiple Contract Owners unless the registered representative's broker-dealer and PHL Variable have entered into a third party transfer service agreement.

   No sales charge will be assessed when a transfer is made. The date a payment was credited for the purpose of calculating the sales charge will remain the same notwithstanding the transfer. Currently, there is no charge for transfers; however, the Account reserves the right to charge a transfer fee of $10.00 per transfer after the first two in each Contract year to defray administrative costs. Currently, unlimited transfers are permitted; however, the Account reserves the right to limit the number of transfers made during each Contract year a Contract is in existence. When the temporary Money Market Allocation Amendment has been elected, no transfers may be made until the end of the free look period (See "Free Look Period"). However, Contract Owners will be permitted at least six transfers during each Contract year. THERE ARE ADDITIONAL RESTRICTIONS ON TRANSFERS FROM THE GUARANTEED INTEREST ACCOUNT AS DESCRIBED ABOVE AND IN APPENDIX A.

Surrender of Contract; Partial Withdrawals

   If the Annuitant is living, amounts held under the Contract may be withdrawn in whole or in part prior to the Maturity Date, or after the Maturity Date under Annuity Options K or L. After the Contract has been owned for one year, and prior to the Maturity Date, the Contract Owner may withdraw up to 10% of the Contract Value (as of the previous Contract anniversary) annually, either in a single sum or in equal monthly payments by sending a signed written request for withdrawal to Variable Products Operations. If the Contract Owner has not yet reached age 59 1/2, a 10% penalty tax will apply on taxable income withdrawn (see "Federal Income Taxes"). The appropriate number of Accumulation Units of a Sub-account will be redeemed at their value next determined after the receipt by Variable Products Operations of a written notice in a form satisfactory to PHL Variable. Unless the Owner designates otherwise, Accumulation Units redeemed in a partial withdrawal will be redeemed in each Sub-account in the same proportion as the value of the Accumulation Units of the Contract is then allocated among the Sub-accounts. Also, Contract Values in the Guaranteed Interest Account will be withdrawn in a partial withdrawal in the same proportion as the Contract Value is then allocated to the Guaranteed Interest Account, unless the Owner designates otherwise. The redemption value of Accumulation Units may be more or less than the purchase payments applied under the Contract to purchase the Accumulation Units, depending upon the investment performance in each Sub-account. The resulting cash payment will be made in a single sum, ordinarily within seven days after receipt of such notice. However, redemption and payment may be delayed under certain circumstances (see "Deferment of Payment"). There may be adverse tax consequences to certain surrenders and partial withdrawals (see "Surrenders or Withdrawals Prior to the Contract Maturity Date"). Certain restrictions on redemptions are imposed on Contracts used in connection with Internal Revenue Code Section 403(b) plans (see "Qualified Plans"; "Tax-Sheltered Annuities"). A deduction for sales charges may be imposed on partial withdrawals from, and complete surrender of, a Contract (see "Sales Charges"). Any sales charge is imposed on a first-in, first-out basis.

   Any request for a withdrawal from, or complete surrender of, a Contract should be mailed to Variable Products Operations, PHL Variable Insurance Company, 101 Munson Street, PO Box 942, Greenfield, Massachusetts 01302-0942.

Lapse of Contract

   If on any Valuation Date the Contract Value is zero, or the premium tax reimbursement due on surrender or partial withdrawal is greater than or equal to the Contract Value, the Contract will immediately terminate and lapse without value. Within 30 days after this Valuation Date, PHL Variable will notify the Contract Owner in writing that the Contract has lapsed.

Payment Upon Death Before Maturity Date


   If the Owner is the Annuitant and dies before the Contract Maturity Date, the death benefit will be paid under the Contract to the Owner/Annuitant's beneficiary. If the Owner and the Annuitant are not the same and the Annuitant dies prior to the Maturity Date, the contingent Annuitant becomes the Annuitant. If there is no contingent Annuitant, the death benefit will be paid to the Annuitant's beneficiary. The death benefit is calculated according to the following method. If the death occurred prior to the first Contract anniversary following the Annuitant's 85th birthday and during the first 7 years, this payment would be equal to the greater of: (a) the sum of all purchase payments made under the Contract less any prior partial withdrawals (see "Surrender of Contract; Partial Withdrawals"); or (b) the Contract Value next determined following receipt of a certified copy of the death certificate at Variable Products Operations. If the death occurred prior to the first Contract anniversary following the Annuitant's 85th birthday and during Contract years 8 through 14 (or during any subsequent 7 year period), this payment would be equal to the greater of: (a) the death benefit that would have been payable at the end of the immediately preceding 7 year period, plus any purchase payments made and less any partial withdrawals since such date; or (b) the Contract Value next determined following receipt of a certified copy of the death certificate at Variable Products Operations. In Contract years following the Annuitant's 85th birthday, the death benefit is the Contract Value next determined following receipt of a certified copy of the death certificate at Variable Products Operations.


   If the Owner and the Annuitant are not the same and the Owner dies prior to the Maturity Date and there is no surviving joint Owner, upon receipt of due proof of death, PHL Variable will fully surrender the Contract and pay the Cash Surrender Value (Contract Value less any applicable sales charge) to the Owner's beneficiary (see "Sales Charges").

   Payments will be made in a single sum to the beneficiary designated by the Owner prior to the Annuitant's death unless an optional method of settlement had been elected by the Owner. If an optional method of settlement had not been elected by the Owner, the beneficiary may elect an optional method of settlement in lieu of a single sum. No deduction is made for sales or other expenses upon such election (see "Sales Charges"). Notwithstanding the foregoing, if the amount to be paid is less than $2,000, it will be paid in a single sum (see "Annuity Options"). Depending upon state law, the payment to the beneficiary may avoid probate and the death benefit may be reduced by any premium tax due (see "Premium Tax").

THE ANNUITY PERIOD

Variable Accumulation Annuity Contracts

   Annuity payments will commence on the Contract's Maturity Date if the Annuitant is then living and the Contract is then in force. On the Maturity Date and thereafter, investment in the Account is continued unless a Fixed Payment Annuity is elected. No sales charge is taken. Each Contract will provide, at the time of its issuance, for a Variable Payment Life Annuity with Ten Year Period Certain unless a different annuity option is elected by the Owner (see "Annuity Options"). Under a Variable Payment Life Annuity with Ten Year Period Certain, annuity payments, which may vary in amount based on the performance of the Sub-account selected, are made monthly to the Annuitant for life and, if the Annuitant dies within ten years after the Maturity Date, the beneficiary will be paid the payments remaining in the ten-year period. A different form of annuity may be elected by the Owner prior to the Maturity Date. Once annuity payments have commenced, the Annuity Option may not be changed.

   If the amount to be applied on the Maturity Date is less than $2,000, PHL Variable may pay such amount in one lump sum in lieu of providing an annuity. If the initial monthly annuity payment under an Annuity Option would be less than $20, PHL Variable may also make a single sum payment equal to the total Contract Value on the date the initial payment would be payable, in place of all other benefits provided by the Contract, or, make periodic payments quarterly, semi-annually or annually in place of monthly payments.

   Each Contract specifies a provisional Maturity Date at the time of its issuance. The Owner may subsequently elect a different Maturity Date. The Maturity Date shall not be earlier than the fifth Contract anniversary or later than the Contract anniversary nearest the Annuitant's ninety-fifth birthday unless the Contract is issued in connection with certain qualified plans.

   The Maturity Date election shall be made by written notice and must be received by Variable Products Operations thirty days before the provisional Maturity Date. If a Maturity Date, which is different from the provisional Maturity Date of the Contract, is not elected by the Owner, the provisional Maturity Date becomes the Maturity Date. Particular care should be taken in electing the Maturity Date of a Contract issued under a Tax-Sheltered Annuity, a Keogh Plan or an Individual Retirement Account (IRA) plan. (See "Tax-Sheltered Annuities", "Keogh Plans" and "Individual Retirement Accounts".)

Annuity Options

   Unless an alternative annuity payment option is elected on or before the Maturity Date, the amounts held under a Contract on the Maturity Date will automatically be applied to provide a 10-year period certain variable payment monthly life annuity based on the life of the Annuitant under Option I described below. Any annuity payments falling due after the death of the Annuitant during the period certain will be paid to the Annuitant's beneficiary. Each annuity payment will be based upon the value of the Annuity Units credited to the Contract. The number of Annuity Units in each Sub-account to be credited is based on the value of the Accumulation Units in that Sub-account and the applicable annuity purchase rate. The purchase rate differs according to the payment option selected and the age of the Annuitant. The value of the Annuity Units will vary with the investment performance of each Sub-account to which Annuity Units are credited based on an assumed investment return of 4 1/2% per year. This rate is a fulcrum rate around which Variable Annuity payments will vary to reflect whether actual investment experience of the Sub-account is better or worse than the assumed investment return. The assumed investment rate and the calculation of variable income payments for such 10-year period certain variable payment life annuity and for Options J and K described below are described in more detail in the Contract and in the Statement of Additional Information.

   In lieu of the 10-year period certain variable payment life annuity (see "Option I--Variable Payment Life Annuity with Ten Year Period Certain"), the Owner may, by written request received by Variable Products Operations on or before the Maturity Date of the Contract, elect any of the other annuity payment options described below. No surrender charge will be assessed under any annuity option, unless unscheduled withdrawals are made under Annuity Options K or L.

   The level of annuity payments payable under the following options is based upon the option selected and, depending on the option chosen, such factors as the age at which payments begin, the form of annuity, annuity purchase rates, assumed investment return (for variable payment annuities), and the frequency of payments.

   PHL Variable deducts a daily charge for mortality and expense risks and a daily administrative fee from Contract Values held in the Sub-accounts (see "Charges For Mortality and Expense Risks"). Therefore, electing Option K will result in a deduction being made even though PHL Variable assumes no mortality risk under that option.

   Option A--Life Annuity with Specified Period Certain

   Provides a monthly income for the life of the Annuitant. In the event of death of the Annuitant, the annuity income will be paid to the beneficiary until the end of the specified period certain. For example, a ten year period certain will provide a total of 120 monthly payments. The certain period may be 5, 10, or 20 years.

   Option B--Non-Refund Life Annuity

   Provides a monthly income for the lifetime of the Annuitant. No income is payable after the death of the Annuitant.

   Option C--Discontinued

   Option D--Joint and Survivor Life Annuity

   Provides a monthly income for the lifetimes of both the Annuitant and a joint annuitant as long as either is living. In the event of the death of the Annuitant or joint annuitant, the annuity income will continue to the survivor. The amount to be continued to the survivor is 100% of the amount of the joint annuity payment, as elected at the time the annuity option is chosen. No income is payable after the death of the survivor annuitant.

   Under Option D, the joint annuitant must be named at the time the option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the Contract.

   Option E--Installment Refund Life Annuity

   Provides a monthly income for the life of the Annuitant. In the event of the Annuitant's death, the annuity income will continue to the named beneficiary until the amount applied to purchase the annuity has been distributed.

   Option F--Joint and Survivor Life Annuity with 10 Year
   Period Certain

   Provides a monthly income for the lifetime of both the Annuitant and a joint annuitant as long as either is living. In the event of the death of the Annuitant or joint annuitant, the annuity income will continue to the survivor. If the survivor dies prior to the end of the 10 year period, the annuity income will continue to the named beneficiary until the end of the 10 year period certain.

   Under Option F, the joint annuitant must be named at the time the option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the Contract.

   Option G--Payments For Specified Period

   Provides equal income installments for a specified period of years whether the Annuitant lives or dies. Any specified whole number of years from 5 to 30 years may be elected.

   Option H--Payments of Specified Amount

   Provides equal installments of a specified amount over a period of at least 5 years. The specified amount may not be greater than the total annuity amount divided by five annual installment payments. If the Annuitant dies prior to the end of the elected period certain, annuity payments will continue to the named beneficiary until the end of the elected period certain.

   Option I--Variable Payment Life Annuity With Ten
   Year Period Certain

   Unless another annuity option has been elected, this option will automatically apply to any Contract proceeds payable on the Maturity Date. It provides a variable payout monthly annuity based on the life of the Annuitant. In the event of the death of the Annuitant, the annuity payments are made to the beneficiary until the end of the ten year period. The ten year period provides a total of 120 monthly payments. Payments will vary as to dollar amount, based on the investment experience of the Sub-accounts to which proceeds are applied.

   Option J--Joint Survivor Variable Payment Life Annuity
   With Ten Year Period Certain

   Provides a variable payout monthly annuity while the Annuitant and the designated joint annuitant are living and continues thereafter during the lifetime of the survivor or, if later, until the end of a ten year period certain. Payments will vary as to dollar amount, based on the investment experience of the Sub-accounts to which proceeds are applied. The joint annuitant must be named at the time the option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the Contract.
   Option K--Variable Payment Annuity for a Specified Period

   Provides variable payout monthly income installments for a specified period of time, whether the Annuitant lives or dies. The period certain specified must be in whole numbers of years from 5 to 30. However, the period certain selected by the beneficiary of any death benefit under the Contract may not extend beyond the life expectancy of such beneficiary. A Contract Owner may request an unscheduled withdrawal representing part or all of the remaining Contract Value less any applicable contingent deferred sales charge at any time.

   Option L--Variable Payment Life Expectancy Annuity

   Provides a variable payout monthly income payable over the Annuitant's annually recalculated life expectancy or the annually recalculated life expectancy of the Annuitant and joint annuitant. A Contract Owner may request an unscheduled withdrawal representing part or all of the remaining Contract Value less any applicable contingent deferred sales charge at anytime. Upon the death of the Annuitant (and joint annuitant, if there is a joint annuitant), the remaining Contract Value will be paid in a lump sum to the Annuitant's beneficiary.

   Option M--Unit Refund Variable Payment Life Annuity

   Provides variable monthly payments as long as the Annuitant lives. If the Annuitant dies, the Annuitant's beneficiary will receive the value of the remaining Annuity Units in a lump sum.

   Option N--Variable Payment Non-Refund Life Annuity

   Provides a variable monthly income for the life of the Annuitant. No income or payment to a beneficiary is paid after the death of the Annuitant.

   Other Options and Rates

   PHL Variable may offer other annuity options at the Maturity Date of a Contract. In addition, in the event that current settlement rates for Contracts are more favorable than the applicable rates guaranteed under the Contract, the current settlement rates shall be used in determining the amount of any annuity payment under the Annuity Options above.

   Other Conditions

   Federal income tax requirements currently applicable to Keogh and Individual Retirement Account plans provide that the period of years guaranteed under joint and survivorship annuities with specified periods certain (see "Option F" and "Option J" above) cannot be any greater than the joint life expectancies of the payee and his or her spouse.

   Federal income tax requirements also provide that participants in qualified plans or IRAs must begin minimum distributions by April 1 of the year following the one in which they attain age 70 1/2. The distributions must be such that the full amount in the contract will be distributed over a period not greater than the participant's life expectancy, or the combined life expectancy of the participant and his or her spouse or designated beneficiary. Distributions made under this method are generally referred to as Life Expectancy Distributions
(LEDs). An LED program is available to participants in qualified plans or IRAs. Requests to elect this program must be made in writing.

   Under an LED, if a distribution is required in the first Contract year, the amount of the distribution will be subtracted from the first year payments. In subsequent Contract years, under the LED program, amounts up to the required minimum distribution may be withdrawn without a deduction for sales charges, even if the minimum distribution exceeds the 10% allowable amount (see "Sales Charges"). In any Contract year, any amounts withdrawn that have not been held under a Contract for at least six years and are in excess of the greater of the minimum distribution and the 10% free available amount will be subject to any applicable sales charge.

   If the initial monthly annuity payment under an Annuity Option would be less than $20, PHL Variable may make a single sum payment equal to the Contract Value on the date the initial payment would be payable, in place of all other benefits provided by the Contract, or, may make periodic payments quarterly, semi-annually or annually in place of monthly payments.

Payment Upon Death After Maturity Date

   If an Owner who is also the Annuitant dies on or after the Maturity Date, except as may otherwise be provided under any supplementary contract between the Owner and PHL Variable, PHL Variable will pay to the Owner/Annuitant's beneficiary any annuity payments due during any applicable period certain under the Annuity Option in effect on the Annuitant's death. If the Annuitant who is not the Owner dies on or after the Maturity Date, PHL Variable will pay any remaining annuity payments to the Annuitant's beneficiary according to the payment option in effect at the time of the Annuitant's death. If an Owner who is not the Annuitant dies on or after the Maturity Date, PHL Variable will pay any remaining annuity payments to the Owner's beneficiary according to the payment option in effect at the time of the Owner's death.

VARIABLE ACCOUNT VALUATION PROCEDURES

Valuation Date--A Valuation Date is every day the New York Stock Exchange is open for trading. The New York Stock Exchange is scheduled to be closed for trading on the following days: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Board of Directors of the Exchange reserves the right to change this schedule as conditions warrant. On each Valuation Date, the value of the Separate Account is determined at the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time).

Valuation Period--Valuation Period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.

Accumulation Unit Value--The value of one Accumulation Unit was set at $1.0000 on the date assets were first allocated to each Sub-account. The value of one Accumulation Unit on any subsequent Valuation Date is determined by multiplying the immediately preceding Accumulation Unit Value by the applicable Net Investment Factor for the Valuation Period ending on such Valuation Date. Net Investment Factor--The Net Investment Factor for any Valuation Period is equal to 1.000000 plus the applicable net investment rate for such Valuation Period. A Net Investment Factor may be more or less than 1.000000. To determine the net investment rate for any Valuation Period for the funds allocated to each Sub-account, the following steps are taken: (a) the aggregate accrued investment income and capital gains and losses, whether realized or unrealized, of the Sub-account for such Valuation Period is computed, (b) the amount in (a) is then adjusted by the sum of the charges and credits for any applicable income taxes and the deductions at the beginning of the Valuation Period for mortality and expense risk charges and daily administration fee, and (c) the results of (a) as adjusted by (b) are divided by the aggregate Unit Values in the Sub-account at the beginning of the Valuation Period.

MISCELLANEOUS PROVISIONS

Assignment

   Owners of Contracts issued in connection with non-tax qualified plans may assign their interest in the Contract without the consent of the beneficiary. A written notice of such assignment must be filed with Variable Products Operations before it will be honored.

   A pledge or assignment of a Contract is treated as payment received on account of a partial surrender of a Contract (See "Surrenders or Withdrawals Prior to the Contract Maturity Date").

   In order to qualify for favorable tax treatment, Contracts issued in connection with tax qualified plans may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation, or for any other purpose, to any person other than PHL Variable.

Deferment of Payment

   Payment of the Contract Value in a single sum upon a withdrawal from, or complete surrender of, a Contract will ordinarily be made within seven days after receipt of the written request by Variable Products Operations. However, payment of the value of any Accumulation Units may be postponed at times (a) when the New York Stock Exchange is closed, other than customary weekend and holiday closings, (b) when trading on the Exchange is restricted, (c) when an emergency exists as a result of which disposal of securities in the Fund is not reasonably practicable or it is not reasonably practicable to determine the Contract Value or (d) when a govern mental body having jurisdiction by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether conditions described in (b), (c) or (d) exist.

Free Look Period

   PHL Variable may mail the Contract to the Owner or it may be delivered in person. An Owner may surrender a Contract for any reason within 10 days after its receipt and receive in cash the adjusted value of the initial purchase payment. (A longer free look period may be provided in the Contract Owner's State.) The Owner may receive more or less than the initial payment depending on investment experience within the Sub-account during the free look period, unless the Contract was issued with a Temporary Money Market Allocation Amendment, in which case the initial purchase payment will be refunded.

   If the Contract Owner elected on the application to have the Temporary Money Market Allocation Amendment issued with the Contract, PHL Variable temporarily allocates the initial purchase payment to the Money Market Sub-account. Under this Amendment, if the Contract Owner surrenders the Contract during the Free Look Period, the initial purchase payment is refunded. At the expiration of the Free Look Period, the value of the Accumulation Units held in the Money Market Sub-account is allocated among the available Sub-accounts of the VA Account or the Guaranteed Interest Account in accordance with the Contract Owner's allocation instructions on the application.

   If the initial purchase payment, or any portion thereof, was allocated to the Guaranteed Interest Account, that payment (or portion) and any earned interest is refunded.

Amendments to Contracts

   Contracts may be amended to conform to changes in applicable law or interpretations of applicable law, or to accommodate design changes. Changes in the Contract may need to be approved by Contract Owners and state insurance departments. A change in the Contract which necessitates a corresponding change in the Prospectus or the Statement of Additional Information must be filed with the SEC.

Substitution of Fund Shares

   Although PHL Variable believes it to be highly unlikely, it is possible that in the judgment of its management, one or more of the Series of the Funds may become unsuitable for investment by Contract Owners because of a change in investment policy, or a change in the tax laws, or because the shares are no longer available for investment. In that event, PHL Variable may seek to substitute the shares of another Series or the shares of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required.

Ownership of the Contract

   Ordinarily, the purchaser of a Contract is both the Owner and the Annuitant and is entitled to exercise all the rights under the Contract. However, the Owner may be an individual or entity other than the Annuitant. Spouses may own a Contract as joint Owners. Transfer of the ownership of a Contract may involve Federal income tax consequences, and a qualified adviser should be consulted before any such transfer is attempted.

FEDERAL INCOME TAXES

Introduction

   The Contracts are designed for use with retirement plans which may or may not be tax-qualified plans ("Qualified Plans") under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The ultimate effect of Federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits of the Contract Owner, Annuitant or beneficiary depends on PHL Variable Insurance Company's tax status, on the type of retirement plan for which the Contract is purchased, and upon the tax and employment status of the individual concerned.

   The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any estate or inheritance taxes or any applicable state, local or other tax laws. Moreover, the discussion is based upon PHL Variable Insurance Company's understanding of the Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the Federal income tax laws or the current interpretations by the Internal Revenue Service (the "Service"). For a discussion of Federal income taxes as they relate to the Funds, please see the accompanying Prospectuses for the Funds.

Tax Status

   PHL Variable is taxed as a life insurance company under Part I of Sub-chapter L of the Code. Since the Account is not a separate entity from PHL Variable and its operations form a part of PHL Variable, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the Account are reinvested and taken into account in determining the Contract Value. Under existing Federal income tax law, the Account's investment income, including realized net capital gains, is not taxed to PHL Variable. PHL Variable reserves the right to make a deduction for taxes should they be imposed with respect to such items in the future.

Taxation of Annuities in General--Non-Qualified Plans

   Section 72 of the Code governs taxation of annuities. In general, a Contract Owner is not taxed on increases in value of the Units held under a Contract until some form of distribution is made under the Contract. However, the increase in value may be subject to tax currently. In the case of Contracts not owned by natural persons, see "Contracts Owned by Non-Natural Persons". In the case of Contracts not meeting the diversification requirements, see "Diversification Standards".

   1. Surrenders or Withdrawals Prior to the Contract
      Maturity Date.

       Code Section 72 provides that a total or partial surrender from a Contract prior to the Contract Maturity Date will be treated as taxable income to the extent the amounts held under the Contract exceed the "investment in the Contract." The "investment in the Contract" is that portion, if any, of purchase payments (premiums paid) by or on behalf of an individual under a Contract that is not excluded from the individual's gross income. The taxable portion is taxed as ordinary income in an amount equal to the value of the Contract or portion thereof that is pledged or assigned. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial surrender of a Contract. These rules do not apply to amounts received under Qualified Plans.

   2. Surrenders or Withdrawals on or after the Contract
      Maturity Date.

       Upon receipt of a lump sum payment or an annuity payment under the Contract, the recipient is taxed on the portion of the payment that exceeds the investment in the Contract. However, under certain types of Qualified Plans there may be no investment in the Contract within the meaning of Code
   Section 72, so that the total amount of all payments received will be taxable. Ordinarily, such taxable portion is taxed as ordinary income. Under certain circumstances, the proceeds of a surrender of a Contract may qualify for "lump sum distribution" treatment under Qualified Plans. See your tax adviser if you think you may qualify for "lump sum distribution" treatment.

       For fixed annuity payments, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed as ordinary income. For variable annuity payments, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the Contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income. Once the excludable portion of annuity payments equals the investment in the Contract, the balance of the annuity payments will be fully taxable.

       Withholding of Federal income taxes on all distributions may be required unless the recipient elects not to have any amounts withheld and properly notifies Variable Products Operations of that election.

       3. Penalty Tax on Certain Surrenders and Withdrawals.

       With respect to amounts surrendered or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to ten percent (10%) of the portion of such amount that is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the Contract Owner (or where the Contract Owner is not an individual, the death of the "Primary Annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (iv) from certain qualified plans (such distributions may, however, be subject to a similar penalty under Code Section 72(4) relating to distributions from qualified retirement plans.); (v) allocable to investment in the contract before August 14, 1982; (vi) under a qualified funding asset (as defined in Code Section 130(d)); (vii) under an immediate annuity contract (as defined in Code Section 72(u)(4)); or (viii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

       If the penalty tax does not apply to a withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year when the modification occurs will be increased by an amount (determined by the Treasury regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place: (a) before the close of the period which is 5 years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

Additional Considerations

   1. Distribution-at-Death Rules.

       In order to be treated as an annuity contract for Federal income tax purposes, a Contract must provide the following two distribution rules: (A) if the Contract Owner dies on or after the Contract Maturity Date, and before the entire interest in the Contract has been distributed, the remainder of the Contract Owner's interest will be distributed at least as quickly as the method in effect on the Contract Owner's death; and (B) if a Contract Owner dies before the Contract Maturity Date, the Contract Owner's entire interest must generally be distributed within five (5) years after the date of death, or if payable to a designated beneficiary may be annuitized over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary, and must commence within one (1) year after the Contract Owner's date of death. If the beneficiary is the spouse of the Contract Owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as Contract Owner. These distribution requirements do not apply to annuity contracts under Qualified Plans (other than Code Section 457 Plans).

       If the Annuitant, who is not the Contract Owner, dies before the Maturity Date and there is no Contingent Annuitant, the Annuitant's beneficiary must elect within 60 days whether to receive the death benefit in a lump sum or in periodic payments commencing within one (1) year.

       If the Contract Owner is not an individual, the death of the Annuitant, is considered to be the death of the Contract Owner. In addition, when the Contract Owner is not an individual, a change in the primary Annuitant is treated as the death of the Contract Owner. Finally, in the case of non-spousal joint Contract Owners the distribution will be required at the death of the first of the Contract Owners.

   2. Transfer of Annuity Contracts.

       Transfers of non-qualified Contracts prior to the Maturity Date for less than full and adequate consideration to the Contract Owner at the time of such transfer, will trigger tax on the gain in the Contract, with the transferee getting a step-up in basis for the amount included in the Contract Owner's income. This provision does not apply to transfers between spouses or incident to a divorce.

   3.Contracts Owned by Non-Natural Persons.

       If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in the net surrender value less the premium paid) is includable in income each year. The rule does not apply where the non-natural person is the nominal owner of a Contract and the beneficial owner is a natural person. The rule also does not apply where the annuity contract is acquired by the estate of a decedent, where the Contract is held under a qualified plan, a TSA program, or an IRA, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity.

   4.Section 1035 Exchanges.

       Code Section 1035 provides, in general, that no gain or loss shall be recognized on the exchange of one annuity contract for another. A replacement contract obtained in a tax-free exchange of contracts succeeds to the status of the surrendered contract. If the surrendered contract was issued prior to August 14, 1982, the tax rules that formerly provided that the surrender was taxable only to the extent the amount received exceeds the Contract Owner's investment in the Contract, will continue to apply. In contrast, Contracts issued on or after January 19, 1985, in a Code Section 1035 exchange, are treated as new Contracts for purposes of the distribution-at-death rules. Special rules and procedures apply to Code Section 1035 transactions. Prospective Contract Owners wishing to take advantage of Code Section 1035 should consult their tax advisers.

   5. Multiple Contracts.

       Code Section 72(e)(11)(A)(ii) provides that for Contracts entered into after October 21, 1988, for purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all non-qualified deferred annuity contracts issued by the same insurer (or affiliate) to the same Contract Owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the Contract Maturity Date, such as a withdrawal, dividend or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

       The Treasury Department has specific authority to issue regulations that prevent the avoidance of Code Section 72(e) through the serial purchase of annuity contracts or otherwise. In addition, there may be situations where the Treasury may conclude that it would be appropriate to aggregate two or more contracts purchased by the same Contract Owner. Accordingly, a Contract Owner should consult a competent tax adviser before purchasing more than one Contract or other annuity contracts.



Diversification Standards

   1.Diversification Regulations.

       To comply with the diversification regulations under Code Section 817(h) ("Diversification Regulations"), after a start-up period, each Series of the Fund will be required to diversify its investments. The Diversification Regulations generally require that, on the last day of each quarter of a calendar year no more than 55% of the value of the assets of the Fund is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies to treat a pro-rata portion of each asset of the Fund as an asset of the Account, and each Series of the Fund is tested for compliance with the percentage limitations. All securities of the same issuer are treated as a single investment. As a result of the 1988 Act, each Government agency or instrumentality will be treated as a separate issuer for purposes of these limitations.

       In connection with the issuance of the Diversification Regulations, the Treasury announced that such regulations do not provide guidance concerning the extent to which Contract Owners may direct their investments to particular divisions of a separate account. Regulations or a revenue ruling in this regard are expected to be issued in the future. It is not clear, at this time, what these regulations or the revenue ruling will provide. It is possible that when issued, the Contract may need to be modified to comply with such rules. For these reasons, PHL Variable reserves the right to modify the Contract, as necessary, to prevent the Contract Owner from being considered the owner of the assets of the Account.

       PHL Variable has represented that it intends to comply with the Diversification Regulations to assure that the Contracts continue to be treated as annuity contracts for Federal income tax purposes.

   2.Diversification Regulations and Qualified Plans.

       Code Section 817(h) applies to a variable annuity contract other than a pension plan contract. The Diversification Regulations reiterate that the diversification requirements do not apply to a pension plan contract. All of the Qualified Plans (described below) are defined as pension plan contracts for these purposes. Notwithstanding the exception of Qualified Plan Contracts from application of the diversification rules, all investments of the PHL Variable Qualified Plan Contracts (i.e. the Fund) will be structured to comply with the diversification standards because the Fund serves as the investment vehicle for non-qualified Contracts as well as Qualified Plan Contracts.

Qualified Plans

   The Contracts may be used with several types of Qualified Plans. TSAs, Keoghs, Individual Retirement Accounts ("IRAs"), Corporate Pension and Profit-Sharing Plans and State Deferred Compensation Plans will be treated, for purposes of this discussion, as Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contracts with the various types of Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, PHL Variable will accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the Retirement Equity Act
(REA). Consequently, a Contract Owner's beneficiary designation or elected payment option may not be enforceable.

   Effective January 1, 1993, Section 3405 of the Internal Revenue Code was amended to change the rollover rules applicable to the taxable portions of distributions from qualified pension and profit-sharing plans and Section 403(b) TSA arrangements. Taxable distributions eligible to be rolled-over will generally be subject to 20 percent income tax withholding. Mandatory withholding can only be avoided if the employee arranges for a direct rollover to another qualified pension or profit-sharing plan or to an IRA.

   The new mandatory withholding rules apply to all taxable distributions from qualified plans or TSA's, except a) distributions required under the Code, and
b) substantially equal distributions made over the life (or life expectancy) of the employee, or for a term certain of 10 years or more.

   Numerous changes have been made to the income tax rules governing Qualified Plans as a result of legislation enacted during the past several years, including rules with respect to: coverage, participation, maximum contributions; required distributions; penalty taxes on early or insufficient distributions, and income tax withholding on distributions. The following are brief descriptions of the various types of Qualified Plans and of the use of the contracts in connection therewith.

   1.Tax-Sheltered Annuities.

       Code Section 403(b) permits public school systems and certain types of charitable, educational and scientific organizations, generally specified in Code Section 501(c)(3) to purchase annuity contracts on behalf of their employees and, subject to certain limitations, allows employees of those organizations to exclude the amount of purchase payments from gross income for Federal income tax purposes. These annuity contracts are commonly referred to as "TSAs".

       For taxable years beginning after December 31, 1988, Code Section 403(b)(11) imposes certain restrictions on a Contract Owner's ability to make partial withdrawals from, or surrenders of, Code Section 403(b) Contracts, if the cash withdrawn is attributable to purchase payments made under a salary reduction agreement. Specifically, Code Section 403(b)(11) allows a Contract Owner to make a surrender or partial withdrawal only (A) when the employee attains age 59 1/2, separates from service, dies, or becomes disabled (as defined in the Code), or (B) in the case of hardship. In the case of hardship, the amount distributable cannot include any income earned under the Contract.

       The 1988 Act amended the effective date of Code Section 403(b)(11), so that it applies only with respect to distributions from Code Section 403(b) Contracts which are attributable to assets other than assets held as of the close of the last year beginning before January 1, 1989. Thus, the distribution requirements do not apply to assets held as of December 31, 1988.

       In addition, in order for certain types of contributions under a Code
   Section 403(b) Contract to be excluded from taxable income, the employer must comply with certain nondiscrimination requirements. Contract Owners should consult their employers to determine whether the employer has complied with these rules.

   2.Keogh Plans.

       The Self-Employed Individual Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish "Keoghs," or qualified plans for themselves and their employees. The tax consequences to participants under such a plan depend upon the terms of the plan. In addition, such plans are limited by law with respect to the maximum permissible contributions, distribution dates, nonforfeitability of interests, and tax rates applicable to distributions. In order to establish such a plan, a plan document must be adopted and implemented by the employer, as well as approved by the Internal Revenue Service.

   3.Individual Retirement Accounts.

       Code Section 408 permits eligible individuals to contribute to an individual retirement program known as an "IRA". These IRAs are subject to limitations on the amount which may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, distributions from certain other types of Qualified Plans may be placed on a tax-deferred basis into an IRA.

   4.Corporate Pension and Profit-Sharing Plans.

       Code Section 401(a) permits corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of Contracts to provide benefits thereunder.

       As a general rule, the maximum amount which an employer may contribute on behalf of a Participant to a defined benefit plan is the amount necessary to fund an annual benefit equal to the lesser of 100% of compensation or $120,000. If the plan is a defined contribution plan, the maximum contribution is the lesser of 25% of compensation or $30,000 for each Participant. If the plan is a profit-sharing plan, the amount which the employer may deduct cannot exceed 15% of the compensation otherwise paid to participating employees in the taxable year. Under a profit-sharing plan which includes a cash or deferral provision described in Section 401(k) of the Code, elective deferral contributions are limited to $9,240 a year, or less in the case of a highly compensated employee (as defined by the tax law) where certain non-discriminatory percentage tests require a lower limit.


   5.Deferred Compensation Plans With Respect to Service for State and Local Governments and Tax-Exempt
     Organizations.

       Code Section 457 provides for certain deferred compensation plans with respect to service for state and local governments and certain other entities. The Contracts may be used in connection with these plans; however, under these plans the Contract Owner is the plan sponsor, and the individual participants in the plans are the Annuitants. Under such Contracts, the rights of individual plan participants are governed solely by their agree-ments with the plan sponsor and not by the terms of the Contracts.

   6.Seek Tax Advice.

       The above description of Federal income tax consequences of the different types of Qualified Plans which may be funded by the Contracts offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. In addition, the TRA has significantly changed a great many rules involved with Qualified Plans. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contract Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

SALES OF VARIABLE ACCUMULATION CONTRACTS

   The principal underwriter of the Contracts is Phoenix Equity Planning Corporation ("PEPCO"). Contracts may be purchased through registered representatives of W.S. Griffith & Company, Inc. ("W.S. Griffith") licensed to sell PHL Variable annuity contracts. W.S. Griffith and PEPCO are indirect wholly-owned subsidiaries of Phoenix Home Life Mutual Insurance Company. Contracts may also be purchased through other broker-dealers or entities registered under or exempt under the Securities Exchange Act of 1934, whose representatives are authorized by applicable law to sell Contracts under terms of agreement provided by PEPCO and terms of agreement provided by PHL Variable.

   Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting securities, banking regulators have not indicated that such institutions are prohibited from purchasing variable annuity contracts upon the order and for the account of their customers. In addition to reimbursing PEPCO for its expenses, PHL Variable pays PEPCO an amount equal to up to 7.25% of the purchase payments made under the Contract. PEPCO pays any qualified distribution organization an amount which may not exceed up to 7.25% of the purchase payments under the Contract. Any such amount paid with respect to Contracts sold through other broker/dealers will be paid by PHL Variable to or through PEPCO. The amounts paid are not deducted from the purchase payments. Deductions for sales charges (as described under "Sales Charges") may be used as reimbursement for commission payments.


   PEPCO will sponsor sales contests, training and educational meetings and provide to all qualifying dealers, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Brokers and dealers other than PEPCO may also make customary additional charges for their services in effecting purchases, if they notify the Fund of their intention to do so.


STATE REGULATION

   PHL Variable is subject to the provisions of the Connecticut insurance laws applicable to life insurance companies and to regulation and supervision by the Connecticut Superintendent of Insurance. PHL Variable is also subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

   State regulation of PHL Variable includes certain limitations on the investments which may be made for its General Account and separate accounts, including the Account. It does not include, however, any supervision over the investment policies of the Account.

REPORTS

   Reports showing the Contract Value and containing the financial statements of the Account will be furnished at least annually to Contract Owners.

VOTING RIGHTS

   As stated above, all of the assets held in an available Sub-account will be invested in shares of a corresponding Series of the Fund. PHL Variable is the legal owner of those shares and as such has the right to vote to elect the Board of Trustees of the Fund, to vote upon certain matters that are required by the Investment Company Act of 1940 ("1940 Act") to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. However, PHL Variable intends to vote the shares of the Fund at regular and special meetings of the shareholders of the Fund in accordance with instructions received from Owners of the Contracts.

   PHL Variable currently intends to vote Fund shares attributable to any PHL Variable assets and Fund shares held in each Sub-account for which no timely instructions from Owners are received in the same proportion as those shares in that Sub-account for which instructions are received. In the future, to the extent applicable Federal securities laws or regulations permit PHL Variable to vote some or all shares of the Fund in its own right, it may elect to do so.

   Matters on which Owners may give voting instructions may include the following: (1) election of the Board of Trustees of the Fund; (2) ratification of the independent accountant for the Fund; (3) approval or amendment of the investment advisory agreement for the Series of the Fund corresponding to the Owner's selected Sub-account(s); (4) any change in the fundamental investment policies or restrictions of each such Series; and (5) any other matter requiring a vote of the Shareholders of the Fund. With respect to amendment of any investment advisory agreement or any change in a Series' fundamental investment policy, Owners participating in such Series will vote separately on the matter, pursuant to the requirements of the 1940 Act.

   The number of votes that a Contract Owner has the right to cast will be determined by applying the Contract Owner's percentage interest in a Sub-account to the total number of votes attributable to the Sub-account. In determining the number of votes, fractional shares will be recognized. The number of votes for which each Owner may give PHL Variable Insurance Company instructions will be determined as of the record date for Fund shareholders chosen by the Board of Trustees of the Fund. PHL Variable Insurance Company will furnish Owners with proper forms and proxies to enable them to give these instructions.

TEXAS OPTIONAL RETIREMENT PROGRAM

   Participants in the Texas Optional Retirement Program may not receive the proceeds of a withdrawal from, or complete surrender of, a Contract, or apply them to provide annuity options prior to retirement except in the case of termination of employment in the Texas public institutions of higher education, death or total disability. Such proceeds may, however, be used to fund another eligible retirement vehicle.

LITIGATION

   PHL Variable Insurance Company, the Account and PEPCO are not parties to any litigation that would have a material adverse effect upon the Account or the Contracts.

LEGAL MATTERS


   Legal matters involving Federal securities and income tax laws in connection with the Contracts described in this Prospectus have been passed upon by Jorden Burt Berenson & Johnson LLP, Washington, D.C.


STATEMENT OF ADDITIONAL INFORMATION

   The Statement of Additional Information contains more specific information and financial statements relating to the Account and PHL Variable Insurance Company. The Table of Contents of the Statement of Additional Information is set forth below:

   Underwriter

   Calculation of Yield and Return

   Calculation of Annuity Payments

   Experts

   Financial Statements

   Contract Owner inquiries and requests for a Statement of Additional Information should be directed to Variable Products Operations in writing at 101 Munson Street, P.O. Box 942, Greenfield, Massachusetts 01302-0942, or by calling Variable Products Operations at (800) 447-4312.

APPENDIX A

THE GUARANTEED INTEREST ACCOUNT

   Contributions to the Guaranteed Interest Account under the Contract and transfers to the Guaranteed Interest Account become part of the general account of PHL Variable Insurance Company (the "General Account"), which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interest in the General Account has not been registered under the Securities Act of 1933 ("1933 Act") nor is the General Account registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interest therein is specifically subject to the provisions of the 1933 or 1940 Acts and the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus concerning the Guaranteed Interest Account. Disclosures regarding the Guaranteed Interest Account and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   The General Account is made up of all of the general assets of PHL Variable Insurance Company other than those allocated to any separate account. Premium payments will be allocated to the Guaranteed Interest Account and, therefore, the General Account, as elected by the Owner at the time of purchase or as subsequently changed. PHL Variable will invest the assets of the General Account in assets chosen by it and allowed by applicable law. Investment income from General Account assets is allocated between PHL Variable and the contracts participating in the General Account, in accordance with the terms of such contracts.

   Fixed annuity payments made to Annuitants under the Contract will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. PHL Variable assumes this "mortality risk" by virtue of annuity rates incorporated in the Contract that cannot be changed. In addition, PHL Variable guarantees that it will not increase charges for maintenance of the Contracts regardless of its actual expenses.

   Investment income from the General Account allocated to PHL Variable includes compensation for mortality and expense risks borne by it in connection with General Account contracts.

   The amount of investment income allocated to the Contracts will vary from year to year in the sole discretion of PHL Variable. However, PHL Variable guarantees that it will credit interest at a rate of not less than 4% per year compounded annually, to amounts allocated to the Guaranteed Interest Account. PHL Variable may credit interest at a rate in excess of these rates; however, it is not obligated to credit any interest in excess of these rates.

   Bi-weekly, PHL Variable will set the excess interest rate, if any, that will apply to amounts deposited to the Guaranteed Interest Account. That rate will remain in effect for such deposits for an initial guarantee period of one full year from the date of deposit. Upon expiration of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any deposits whose guaranteed period has just ended will be the same rate as is applied to new deposits allocated to the Guaranteed Interest Account at that time. This rate will likewise remain in effect for a guarantee period of one full year from the date the new rate is applied.

   Excess interest, if any, will be determined by PHL Variable based on information as to expected investment yields. Some of the factors that PHL Variable may consider in determining whether to credit excess interest to amounts allocated to the Guaranteed Interest Account and the amount thereof, are general economic trends, rates of return currently available and anticipated on investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE GUARANTEED INTEREST ACCOUNT IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF PHL VARIABLE AND WITHOUT REGARD TO ANY SPECIFIC FORMULA. THE CONTRACT OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO GUARANTEED INTEREST ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE FOR ANY GIVEN YEAR.

   PHL Variable is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in PHL Variable's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various policyholders and contract owners.

   Excess interest, if any, will be credited on the Guaranteed Interest Account Contract Value. PHL Variable guarantees that, at any time, the Guaranteed Interest Account Contract Value will not be less than the amount of purchase payments allocated to the Guaranteed Interest Account, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which PHL Variable may, in its discretion, credit to the Guaranteed Interest Account, less the sum of all annual administrative or surrender charges, any applicable premium taxes, and less any amounts surrendered. If the Owner surrenders the Contract, the amount available from the Guaranteed Interest Account will be reduced by any applicable surrender charge and annual administration charge (see "Deductions and Charges").


   IN GENERAL, ONE TRANSFER PER CONTRACT YEAR IS ALLOWED FROM THE GUARANTEED INTEREST ACCOUNT. THE AMOUNT WHICH CAN BE TRANSFERRED IS LIMITED TO THE GREATER OF $1,000 AND 25% OF THE CONTRACT VALUE IN THE GUARANTEED INTEREST ACCOUNT. UNDER THE SYSTEMATIC TRANSFER PROGRAM, TRANSFERS OF APPROXIMATELY EQUAL AMOUNTS MAY BE MADE OVER A MINIMUM 18 MONTH PERIOD. NON-SYSTEMATIC TRANSFERS FROM THE GUARANTEED INTEREST ACCOUNT WILL BE EFFECTUATED ON THE DATE OF RECEIPT BY VARIABLE PRODUCTS OPERATIONS, UNLESS OTHERWISE REQUESTED BY THE CONTRACT OWNER.

APPENDIX B
DEDUCTIONS FOR STATE PREMIUM TAXES
Qualified and Non-Qualified Annuity Contracts


                                 Upon        Upon
State                         Purchase(1)Annuitization Non-Qualified Qualified
-----                         ---------- ------------- ------------- ---------
California ...............                     X            2.35%      0.50%

D.C.......................                     X            2.25       2.25

Kansas....................                     X            2.00

Kentucky..................                     X            2.00       2.00

Maine.....................                     X            2.00

Nevada....................                     X            3.50

South Dakota..............        X                         1.25

West Virginia.............                     X            1.00       1.00

Wyoming...................                     X            1.00


NOTE: The above premium tax deduction rates are as of January 1, 1996. No premium tax deductions are made for states not listed above. However, premium tax statutes are subject to amendment by legislative act and to judicial and administrative interpretation, which may affect both the above list of states and the applicable tax rates. Consequently, the company reserves the right to deduct premium tax when necessary to reflect changes in state tax laws or interpretation.

For a more detailed explanation of the assessment of Premium Taxes see "Deductions and Charges, Premium Tax".

(1) "Purchase" in this chart refers to the earlier of partial withdrawal, surrender of the Contract, payment of death proceeds or Maturity Date.


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